EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Laken Avonne Rapier	Joseph Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	LRapier@ashfordinc.com	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
THIRD QUARTER 2024 RESULTS

DALLAS – November 6, 2024 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2024. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2024, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2024 with the third quarter ended September 30, 2023 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

THIRD QUARTER 2024 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 1.6% over the prior year quarter to $261. Comparable ADR decreased 3.8% over the prior year quarter to $383 and Comparable Occupancy increased 2.3% over the prior year quarter to 68.2%.
•Net loss attributable to common stockholders for the quarter was $(1.4) million or $(0.02) per diluted share.
•Adjusted funds from operations (AFFO) was $(0.24) per diluted share for the quarter.
•Adjusted EBITDAre was $18.5 million for the quarter.
•Comparable Hotel EBITDA was $24.7 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $168.7 million and restricted cash of $48.5 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $19.9 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 41.0% at the end of the third quarter.
•Capex invested during the quarter was $15.6 million.

RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company announced it closed on the previously announced sale of the Hilton La Jolla Torrey Pines for $165 million ($419,000 per key). This hotel was owned by a joint venture in which the Company had a 75% ownership interest.
•During the quarter, the Company announced that it closed on a refinancing involving five hotels. The new loan totaled $407 million and has a two-year initial term with three one-year extension options, subject to the satisfaction of certain conditions, taking the final

BHR Reports Third Quarter Results

November 6, 2024
maturity to 2029. As part of this refinancing, the Company acquired a tranche of CMBS with a par value of $42.2 million and a rate of SOFR + 5.20%.

CAPITAL STRUCTURE

As of September 30, 2024, the Company had total assets of $2.2 billion and $1.2 billion of loans of which $27.7 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton. The Company’s total combined loans had a blended average interest rate of 7.6%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 23% of the Company’s consolidated debt is effectively fixed and approximately 77% is effectively floating.

During the quarter, the Company closed on the previously announced sale of the Hilton La Jolla Torrey Pines for $165 million ($419,000 per key). Including anticipated capital expenditures of $40 million, the sale price represented a 7.2% capitalization rate on net operating income for the trailing twelve months ended March 31, 2024.

During the quarter, the Company closed on a refinancing involving five hotels. The new loan totaled $407 million and has a two-year initial term with three one-year extension options, subject to the satisfaction of certain conditions, taking the final maturity to 2029. The loan is interest only and provides for a floating interest rate of SOFR + 3.24%. As part of this financing, the Company acquired a tranche of CMBS with a par value of $42.2 million and a rate of SOFR +5.20%, which lowered its net spread on the $364.8 million remaining loan amount to SOFR + 3.01%. The loan is secured by five hotels: Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville, The Ritz-Carlton Sarasota, and The Ritz-Carlton St. Thomas. The new loan refinanced the $80.0 million loan secured by the Pier House Resort & Spa which had an interest rate of SOFR + 3.60% and had a final maturity date in September 2026, the $42.5 million loan secured by The Ritz-Carlton St. Thomas which had an interest rate of SOFR + 4.35% and had a final maturity date in August 2026, and the $200.0 million Corporate Term Loan and Credit Facility secured by The Ritz-Carlton Sarasota, Hotel Yountville, and Bardessono Hotel & Spa which had an interest rate of SOFR + 3.10% and had a final maturity date in July 2027.

DIVIDENDS
On October 7, 2024, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the fourth quarter ending December 31, 2024. The dividend, which equates to an annual rate of $0.20 per share, will be paid on January 15, 2025, to stockholders of record as of December 31, 2024. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

“We’re very pleased with the strong third quarter performance of our urban hotels, which reported a RevPAR increase of 6% over the prior year period,” noted Richard J. Stockton, Braemar’s President and

BHR Reports Third Quarter Results

November 6, 2024
Chief Executive Officer. “Additionally, we continue to make meaningful progress executing against our recently announced shareholder value creation plan. Demonstrating our focus on maximizing value for our investors, this includes our recent sale of the Hilton La Jolla Torrey Pines at a very attractive cap rate, the continued evaluation of additional potential asset sales, and approximately $50 million of redeemed non-traded preferred to date.” Mr. Stockton continued, “Our asset management and risk management teams did a remarkable job protecting our assets during the recent storms, and we’re pleased to report that our uninsured losses from those storms are only expected to be approximately $3 million, and we had minimal operational impact in the third quarter. Looking ahead, we believe our portfolio is well-positioned to outperform in both the near-term and long-term.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, November 7, 2024, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0284. A replay of the conference call will be available through Thursday, November 14, 2024, by dialing (609) 800-9909 and entering the confirmation number, 2925607.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2024 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Thursday, November 7, 2024, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.

* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified

BHR Reports Third Quarter Results

November 6, 2024
personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Investments in hotel properties, gross	$2,270,981	$2,382,716
Accumulated depreciation	(480,940)	(498,508)
Investments in hotel properties, net	1,790,041	1,884,208
Cash and cash equivalents	168,675	85,599
Restricted cash	48,461	80,904
Investment in securities	41,493	—
Accounts receivable, net of allowance of $443 and $237, respectively	32,479	39,199
Inventories	4,575	5,003
Note receivable	5,855	—
Prepaid expenses	5,825	9,938
Deferred costs, net	75	75
Investment in OpenKey	1,539	1,674
Derivative assets	480	2,847
Other assets	20,909	17,751
Operating lease right-of-use assets	34,185	78,383
Intangible assets, net	3,220	3,504
Due from third-party hotel managers	19,855	17,739
Total assets	$2,177,667	$2,226,824

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,208,013	$1,162,444
Accounts payable and accrued expenses	144,868	149,867
Dividends and distributions payable	9,271	9,158
Due to Ashford Inc., net	5,489	1,471
Due to related parties, net	16	603
Due to third-party hotel managers	1,509	1,608
Operating lease liabilities	19,149	60,379
Derivative liabilities	—	12
Other liabilities	23,572	22,756
Total liabilities	1,411,887	1,408,298

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at September 30, 2024 and December 31, 2023	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value, 15,138,572 and 16,316,315 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	355,178	377,035
Series M Redeemable Preferred Stock, $0.01 par value, 1,596,286 and 1,832,805 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	39,907	45,623
Redeemable noncontrolling interests in operating partnership	31,336	32,395
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at September 30, 2024 and December 31, 2023	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 66,522,206 and 66,636,353 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	665	666
Additional paid-in capital	719,110	718,498
Accumulated other comprehensive income (loss)	(723)	—
Accumulated deficit	(442,157)	(412,199)
Total stockholders' equity of the Company	276,911	306,981
Noncontrolling interest in consolidated entities	(2,978)	(8,934)
Total equity	273,933	298,047
Total liabilities and equity	$2,177,667	$2,226,824

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
REVENUE
Rooms	$92,427	$100,738	$347,206	$355,402
Food and beverage	34,781	38,537	135,891	138,541
Other	21,190	20,526	71,967	67,866
Total hotel revenue	148,398	159,801	555,064	561,809
EXPENSES
Hotel operating expenses:
Rooms	25,548	25,899	81,288	79,962
Food and beverage	31,998	32,750	109,379	108,854
Other expenses	51,300	52,725	169,531	171,317
Management fees	4,869	5,076	17,913	17,661
Total hotel operating expenses	113,715	116,450	378,111	377,794
Property taxes, insurance and other	9,985	10,471	30,740	27,983
Depreciation and amortization	25,078	22,703	75,192	67,791
Advisory services fee:
Base advisory fee	3,505	3,393	10,168	10,700
Reimbursable expenses	3,231	2,028	8,457	6,092
Incentive fee	1,464	—	2,112	—
Stock/unit-based compensation	427	1,599	2,418	6,391
Corporate, general and administrative:
Stock/unit-based compensation	—	27	269	455
Other general and administrative	8,874	2,479	10,836	8,767
Total operating expenses	166,279	159,150	518,303	505,973
Gain (loss) on disposition of assets and hotel property	88,210	—	88,210	—
OPERATING INCOME (LOSS)	70,329	651	124,971	55,836
Equity in earnings (loss) of unconsolidated entity	(80)	(60)	(214)	(208)
Interest income	2,660	986	4,528	5,389
Other income (expense)	—	293	—	293
Interest expense	(26,132)	(22,425)	(77,146)	(67,451)
Amortization of loan costs	(1,779)	(881)	(4,541)	(2,328)
Write-off of loan costs and exit fees	(5,292)	(2,588)	(6,095)	(2,848)
Gain (loss) on extinguishment of debt	—	—	(22)	2,318
Realized and unrealized gain (loss) on derivatives	(735)	223	523	918
INCOME (LOSS) BEFORE INCOME TAXES	38,971	(23,801)	42,004	(8,081)
Income tax (expense) benefit	864	1,190	(474)	(1,064)
NET INCOME (LOSS)	39,835	(22,611)	41,530	(9,145)
(Income) loss attributable to noncontrolling interest in consolidated entities	(27,363)	(1,773)	(26,317)	(1,715)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	124	2,354	1,747	3,018
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	12,596	(22,030)	16,960	(7,842)
Preferred dividends	(9,857)	(10,582)	(30,593)	(31,809)
Deemed dividends on redeemable preferred stock	(4,151)	(516)	(6,175)	(3,271)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(1,412)	$(33,128)	$(19,808)	$(42,922)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.02)	$(0.50)	$(0.30)	$(0.63)
Weighted average common shares outstanding – basic	66,522	65,825	66,493	68,010
Diluted:
Net income (loss) attributable to common stockholders	$(0.02)	$(0.50)	$(0.30)	$(0.63)
Weighted average common shares outstanding – diluted	66,522	65,825	66,493	68,010
Dividends declared per common share	$0.05	$0.05	$0.15	$0.15

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net income (loss)	$39,835	$(22,611)	$41,530	$(9,145)
Interest expense and amortization of loan costs	27,911	23,306	81,687	69,779
Depreciation and amortization	25,078	22,703	75,192	67,791
Income tax expense (benefit)	(864)	(1,190)	474	1,064
Equity in (earnings) loss of unconsolidated entity	80	60	214	208
Company's portion of EBITDA of OpenKey	(76)	(63)	(215)	(220)
EBITDA	91,964	22,205	198,882	129,477
(Gain) loss on disposition of assets and hotel property	(88,210)	—	(88,210)	—
EBITDAre	3,754	22,205	110,672	129,477
Amortization of favorable (unfavorable) contract assets (liabilities)	109	119	346	356
Transaction and conversion costs	50	978	(5,524)	3,229
Write-off of loan costs and exit fees	5,292	2,588	6,095	2,848
Realized and unrealized (gain) loss on derivatives	735	(223)	(523)	(918)
Stock/unit-based compensation	427	1,627	2,689	6,854
Legal, advisory and settlement costs	6,539	—	11,356	81
Advisory services incentive fee	1,464	—	2,112	—
(Gain) loss on extinguishment of debt	—	—	22	(2,318)
Other (income) loss	—	(293)	—	(293)
Severance	102	—	102	—
Company's portion of adjustments to EBITDAre of OpenKey	—	—	3	—
Adjusted EBITDAre	$18,472	$27,001	$127,350	$139,316
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net income (loss)	$39,835	$(22,611)	$41,530	$(9,145)
(Income) loss attributable to noncontrolling interest in consolidated entities	(27,363)	(1,773)	(26,317)	(1,715)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	124	2,354	1,747	3,018
Preferred dividends	(9,857)	(10,582)	(30,593)	(31,809)
Deemed dividends on redeemable preferred stock	(4,151)	(516)	(6,175)	(3,271)
Net income (loss) attributable to common stockholders	(1,412)	(33,128)	(19,808)	(42,922)
Depreciation and amortization on real estate (1)	24,255	21,886	72,131	65,434
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(124)	(2,354)	(1,747)	(3,018)
Equity in (earnings) loss of unconsolidated entity	80	60	214	208
(Gain) loss on disposition of assets and hotel property (1)	(61,970)	—	(61,970)	—
Company's portion of FFO of OpenKey	(91)	(71)	(253)	(234)
FFO available to common stockholders and OP unitholders	(39,262)	(13,607)	(11,433)	19,468
Deemed dividends on redeemable preferred stock	4,151	516	6,175	3,271
Transaction and conversion costs	50	978	(5,524)	3,229
Write-off of premiums, loan costs and exit fees	5,292	2,588	6,095	2,848
Unrealized (gain) loss on derivatives	1,746	1,790	3,698	5,244
Stock/unit-based compensation	427	1,627	2,689	6,854
Legal, advisory and settlement costs	6,539	—	11,356	81
Interest expense accretion on refundable membership club deposits	151	165	466	507
Amortization of loan costs (1)	1,741	858	4,268	2,258
Advisory services incentive fee	1,464	—	2,112	—
(Gain) loss on extinguishment of debt	—	—	22	(2,318)
Other (income) loss	—	(293)	—	(293)
Severance	102	—	102	—
Company's portion of adjustments to FFO of OpenKey	—	—	3	—
Adjusted FFO available to common stockholders and OP unitholders	$(17,599)	$(5,378)	$20,029	$41,149
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.24)	$(0.08)	$0.28	$0.56
Weighted average diluted shares	73,130	71,482	72,802	73,844
(1) Net of adjustment for noncontrolling interest in consolidated entities.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
September 30, 2024
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (9)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (10)	Comparable TTM Hotel EBITDA Debt Yield
BAML	The Ritz-Carlton Lake Tahoe	January 2025	January 2026	SOFR (1) + 3.60%	$—	$53,413	(2)	$53,413	$(11,401)	(21.3)%	$2,508	4.7%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2025	February 2027	SOFR (1) + 2.86%	—	70,500	(3)	70,500	1,346	1.9%	12,361	17.5%
BAML	See footnote	June 2025	June 2025	SOFR (1) + 2.66%	—	293,180	(4)	293,180	10,200	3.5%	39,184	13.4%
Macquarie CAF LLC	The Ritz-Carlton Reserve Dorado Beach	March 2026	March 2026	SOFR (1) + 4.75%	—	62,000		62,000	7,599	12.3%	18,911	30.5%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
BAML	See footnote	August 2026	August 2029	SOFR (1) + 3.24%	—	407,000	(5)	407,000	31,692	7.8%	65,969	16.2%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2026	December 2028	SOFR (1) + 3.75%	—	140,000	(6)	140,000	(562)	(0.4)%	23,196	16.6%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(7)	110,600	4,183	3.8%	17,921	16.2%
Unencumbered Hotel	Cameo Beverly Hills				—	—		—	(5,946)	N/A	(1,286)	N/A
Total					$86,250	$1,136,693		$1,222,943	$37,111	3.0%	$178,764	14.6%
Percentage					7.1%	92.9%		100.0%
Weighted average interest rate (8)					4.50%	7.88%		7.63%
All indebtedness is non-recourse with the exception of the convertible senior notes.
(1)    SOFR rate was 4.85% at September 30, 2024.
(2)    This mortgage loan has one one-year extension option subject to satisfaction of certain conditions.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in February 2024.
(4)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the fifth was exercised in June 2024. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. Braemar holds a tranche of CMBS that has a par value of $42.2 million and a rate of SOFR +5.20%, which results in an effective interest rate on this mortgage loan of SOFR + 3.01%.
(6)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(7)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(8)    The weighted average interest rates are adjusted for in-the-money interest rate caps and the CMBS tranche.
(9)    The final maturity date assumes all available extension options will be exercised.
(10)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
September 30, 2024
(dollars in thousands)
(unaudited)

Lender	Hotels	2024	2025	2026	2027	2028	Thereafter	Total
BAML	See footnote 1	$—	$293,180	$—	$—	$—	$—	$293,180
BAML	The Ritz-Carlton Lake Tahoe	—	—	53,413	—	—	—	53,413
Macquarie CAF LLC	The Ritz-Carlton Reserve Dorado Beach	—	—	62,000	—	—	—	62,000
Convertible Senior Notes	N/A	—	—	86,250	—	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	70,500	—	—	70,500
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	136,000	—	136,000
Aareal Capital Corporation	Capital Hilton	—	—	—	—	106,600	—	106,600
BAML	See footnote 2	—	—	—	—	—	407,000	407,000
Principal due in future periods		$—	$293,180	$201,663	$70,500	$242,600	$407,000	$1,214,943
Scheduled amortization payments remaining		—	—	—	4,000	4,000	—	8,000
Total indebtedness		$—	$293,180	$201,663	$74,500	$246,600	$407,000	$1,222,943
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(2)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$93,477	$(1,374)	$92,103	$101,832	$(8,448)	$93,384	(8.20)%	(1.37)%
RevPAR	$260.62	$(218.00)	$261.38	$262.60	$(233.05)	$265.65	(0.75)%	(1.61)%
Occupancy	68.50%	(84.31)%	68.22%	68.37%	(84.34)%	66.72%	0.19%	2.25%
ADR	$380.47	$(258.56)	$383.17	$384.10	$(276.32)	$398.15	(0.95)%	(3.76)%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$352,019	$(15,501)	$336,518	$360,258	$(22,352)	$337,906	(2.29)%	(0.41)%
RevPAR	$312.27	$(198.71)	$320.71	$313.10	$(207.80)	$323.96	(0.27)%	(1.00)%
Occupancy	68.91%	(79.05)%	68.16%	68.06%	(80.53)%	66.77%	1.25%	2.08%
ADR	$453.14	$(251.37)	$470.54	$460.07	$(258.05)	$485.19	(1.51)%	(3.02)%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$80,539	$(1,374)	$79,165	$87,996	$(8,448)	$79,548	(8.47)%	(0.48)%
RevPAR	$247.61	$(218.00)	$248.19	$248.31	$(233.05)	$250.05	(0.28)%	(0.74)%
Occupancy	69.84%	(84.31)%	69.56%	69.78%	(84.34)%	68.13%	0.09%	2.10%
ADR	$354.52	$(258.56)	$356.82	$355.82	$(276.32)	$367.03	(0.37)%	(2.78)%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$294,977	$(15,501)	$279,476	$299,673	$(22,352)	$277,321	(1.57)%	0.78%
RevPAR	$286.99	$(198.71)	$294.24	$285.00	$(207.80)	$293.79	0.70%	0.15%
Occupancy	69.77%	(79.05)%	69.00%	68.56%	(80.53)%	67.19%	1.76%	2.69%
ADR	$411.36	$(251.37)	$426.41	$415.71	$(258.05)	$437.24	(1.05)%	(2.48)%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at September 30, 2024, and not under renovation during the three months ended September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$149,255	$160,697	(7.12)%	$559,000	$565,782	(1.20)%
Non-comparable adjustments	(2,049)	(13,688)		(27,901)	(37,969)
Comparable total hotel revenue	$147,206	$147,009	0.13%	$531,099	$527,813	0.62%

Hotel net income (loss)	$77,832	$788	9,777.16%	$128,102	$56,684	125.99%
Non-comparable adjustments	(88,360)	(3,935)		(95,020)	(9,922)
Comparable hotel net income (loss)	$(10,528)	$(3,147)	(234.54)%	$33,082	$46,762	(29.25)%
Hotel net income (loss) margin	52.15%	0.49%	51.66%	22.92%	10.02%	12.90%
Comparable hotel net income margin	(7.15)%	(2.14)%	(5.01)%	6.23%	8.86%	(2.63)%

Hotel EBITDA	$25,050	$34,867	(28.16)%	$147,107	$161,323	(8.81)%
Non-comparable adjustments	(397)	(4,983)		(9,155)	(12,985)
Comparable hotel EBITDA	$24,653	$29,884	(17.50)%	$137,952	$148,338	(7.00)%
Hotel EBITDA margin	16.78%	21.70%	(4.92)%	26.32%	28.51%	(2.19)%
Comparable hotel EBITDA margin	16.75%	20.33%	(3.58)%	25.97%	28.10%	(2.13)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$22,091	$830	2,561.57%	$24,828	$3,741	563.67%
Hotel net income (loss) attributable to the Company and OP unitholders	$55,741	$(42)	132,816.67%	$103,274	$52,943	95.07%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$(10,529)	$(2,993)	(251.76)%	$32,009	$45,502	(29.65)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$890	$1,849	(51.88)%	$6,076	$6,410	(5.21)%
Hotel EBITDA attributable to the Company and OP unitholders	$24,160	$33,018	(26.83)%	$141,032	$154,914	(8.96)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$23,863	$29,281	(18.50)%	$134,165	$145,175	(7.58)%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$124,251	$134,899	(7.89)%	$463,125	$464,987	(0.40)%
Non-comparable adjustments	(2,049)	(13,688)		(27,901)	(37,969)
Comparable total hotel revenue	$122,202	$121,211	0.82%	$435,224	$427,018	1.92%

Hotel net income (loss)	$84,092	$2,681	3,036.59%	$127,192	$48,009	164.93%
Non-comparable adjustments	(88,360)	(3,935)		(95,020)	(9,922)
Comparable hotel net income (loss)	$(4,268)	$(1,254)	(240.35)%	$32,172	$38,087	(15.53)%
Hotel net income (loss) margin	67.68%	1.99%	65.69%	27.46%	10.32%	17.14%
Comparable hotel net income margin	(3.49)%	(1.03)%	(2.46)%	7.39%	8.92%	(1.53)%

Hotel EBITDA	$23,337	$31,015	(24.76)%	$126,336	$135,628	(6.85)%
Non-comparable adjustments	(397)	(4,983)		(9,155)	(12,985)
Comparable hotel EBITDA	$22,940	$26,032	(11.88)%	$117,181	$122,643	(4.45)%
Hotel EBITDA margin	18.78%	22.99%	(4.21)%	27.28%	29.17%	(1.89)%
Comparable hotel EBITDA margin	18.77%	21.48%	(2.71)%	26.92%	28.72%	(1.80)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$22,091	$830	2,561.57%	$24,828	$3,741	563.67%
Hotel net income (loss) attributable to the Company and OP unitholders	$62,001	$1,851	3,249.59%	$102,364	$44,268	131.24%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$(4,269)	$(1,100)	(288.02)%	$31,099	$36,827	(15.55)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$890	$1,849	(51.88)%	$6,076	$6,410	(5.21)%
Hotel EBITDA attributable to the Company and OP unitholders	$22,447	$29,166	(23.04)%	$120,261	$129,219	(6.93)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$22,149	$25,429	(12.90)%	$113,394	$119,480	(5.09)%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at September 30, 2024, and not under renovation during the three months ended September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$9,712	$—	$9,712	$8,264	$—	$8,264	17.52%	17.52%
Total hotel revenue	$14,256	$—	$14,256	$12,535	$—	$12,535	13.73%	13.73%
Hotel net income (loss)	$3	$—	$3	$(616)	$—	$(616)	100.49%	100.49%
Hotel net income (loss) margin	0.02%		0.02%	(4.91)%		(4.91)%	4.93%	4.93%
Hotel EBITDA	$3,163	$—	$3,163	$2,413	$—	$2,413	31.08%	31.08%
Hotel EBITDA margin	22.19%		22.19%	19.25%		19.25%	2.94%	2.94%
Selected Operating Information:
RevPAR	$188.84	$—	$188.84	$163.33	$—	$163.33	15.62%	15.62%
Occupancy	80.08%	—%	80.08%	73.80%	—%	73.80%	8.51%	8.51%
ADR	$235.81	$—	$235.81	$221.30	$—	$221.30	6.56%	6.56%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$1,374	$(1,374)	$—	$8,448	$(8,448)	$—	(83.74)%	—%
Total hotel revenue	$2,049	$(2,049)	$—	$13,688	$(13,688)	$—	(85.03)%	—%
Hotel net income (loss)	$88,360	$(88,360)	$—	$3,935	$(3,935)	$—	2,145.49%	—%
Hotel net income (loss) margin	4,312.35%		—%	28.75%		—%	4,283.60%	—%
Hotel EBITDA	$397	$(397)	$—	$4,983	$(4,983)	$—	(92.03)%	—%
Hotel EBITDA margin	19.38%		—%	36.40%		—%	(17.02)%	—%
Selected Operating Information:
RevPAR	$218.00	$218.00	$—	$233.05	$233.05	$—	(6.46)%	—%
Occupancy	84.31%	84.31%	—%	84.34%	84.34%	—%	(0.04)%	—%
ADR	$258.56	$258.56	$—	$276.32	$276.32	$—	(6.43)%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$9,037	$—	$9,037	$7,735	$—	$7,735	16.83%	16.83%
Total hotel revenue	$11,671	$—	$11,671	$10,135	$—	$10,135	15.16%	15.16%
Hotel net income (loss)	$2,065	$—	$2,065	$2,147	$—	$2,147	(3.82)%	(3.82)%
Hotel net income (loss) margin	17.69%		17.69%	21.18%		21.18%	(3.49)%	(3.49)%
Hotel EBITDA	$3,201	$—	$3,201	$3,244	$—	$3,244	(1.33)%	(1.33)%
Hotel EBITDA margin	27.43%		27.43%	32.01%		32.01%	(4.58)%	(4.58)%
Selected Operating Information:
RevPAR	$236.70	$—	$236.70	$202.60	$—	$202.60	16.83%	16.83%
Occupancy	82.23%	—%	82.23%	78.28%	—%	78.28%	5.05%	5.05%
ADR	$287.84	$—	$287.84	$258.83	$—	$258.83	11.21%	11.21%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,673	$—	$4,673	$5,205	$—	$5,205	(10.22)%	(10.22)%
Total hotel revenue	$6,216	$—	$6,216	$6,903	$—	$6,903	(9.95)%	(9.95)%
Hotel net income (loss)	$1,022	$—	$1,022	$1,463	$—	$1,463	(30.14)%	(30.14)%
Hotel net income (loss) margin	16.44%		16.44%	21.19%		21.19%	(4.75)%	(4.75)%
Hotel EBITDA	$1,883	$—	$1,883	$2,493	$—	$2,493	(24.47)%	(24.47)%
Hotel EBITDA margin	30.29%		30.29%	36.11%		36.11%	(5.82)%	(5.82)%
Selected Operating Information:
RevPAR	$781.57	$—	$781.57	$870.52	$—	$870.52	(10.22)%	(10.22)%
Occupancy	73.81%	—%	73.81%	80.32%	—%	80.32%	(8.11)%	(8.11)%
ADR	$1,058.85	$—	$1,058.85	$1,083.84	$—	$1,083.84	(2.31)%	(2.31)%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$3,701	$—	$3,701	$4,471	$—	$4,471	(17.22)%	(17.22)%
Total hotel revenue	$5,133	$—	$5,133	$5,920	$—	$5,920	(13.29)%	(13.29)%
Hotel net income (loss)	$13	$—	$13	$28	$—	$28	(53.57)%	(53.57)%
Hotel net income (loss) margin	0.25%		0.25%	0.47%		0.47%	(0.22)%	(0.22)%
Hotel EBITDA	$1,311	$—	$1,311	$2,115	$—	$2,115	(38.01)%	(38.01)%
Hotel EBITDA margin	25.54%		25.54%	35.73%		35.73%	(10.19)%	(10.19)%
Selected Operating Information:
RevPAR	$283.27	$—	$283.27	$342.24	$—	$342.24	(17.23)%	(17.23)%
Occupancy	64.80%	—%	64.80%	69.52%	—%	69.52%	(6.79)%	(6.79)%
ADR	$437.17	$—	$437.17	$492.30	$—	$492.30	(11.20)%	(11.20)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,340	$—	$3,340	$3,987	$—	$3,987	(16.23)%	(16.23)%
Total hotel revenue	$4,315	$—	$4,315	$4,927	$—	$4,927	(12.42)%	(12.42)%
Hotel net income (loss)	$994	$—	$994	$1,234	$—	$1,234	(19.45)%	(19.45)%
Hotel net income (loss) margin	23.04%		23.04%	25.05%		25.05%	(2.01)%	(2.01)%
Hotel EBITDA	$1,433	$—	$1,433	$2,106	$—	$2,106	(31.96)%	(31.96)%
Hotel EBITDA margin	33.21%		33.21%	42.74%		42.74%	(9.53)%	(9.53)%
Selected Operating Information:
RevPAR	$453.83	$—	$453.83	$541.67	$—	$541.67	(16.22)%	(16.22)%
Occupancy	70.23%	—%	70.23%	77.24%	—%	77.24%	(9.08)%	(9.08)%
ADR	$646.19	$—	$646.19	$701.26	$—	$701.26	(7.85)%	(7.85)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$3,591	$—	$3,591	$3,466	$—	$3,466	3.61%	3.61%
Total hotel revenue	$9,614	$—	$9,614	$9,555	$—	$9,555	0.62%	0.62%
Hotel net income (loss)	$(1,102)	$—	$(1,102)	$(1,255)	$—	$(1,255)	12.19%	12.19%
Hotel net income (loss) margin	(11.46)%		(11.46)%	(13.13)%		(13.13)%	1.67%	1.67%
Hotel EBITDA	$1,597	$—	$1,597	$1,551	$—	$1,551	2.97%	2.97%
Hotel EBITDA margin	16.61%		16.61%	16.23%		16.23%	0.38%	0.38%
Selected Operating Information:
RevPAR	$202.27	$—	$202.27	$195.21	$—	$195.21	3.62%	3.62%
Occupancy	58.55%	—%	58.55%	56.03%	—%	56.03%	4.50%	4.50%
ADR	$345.47	$—	$345.47	$348.43	$—	$348.43	(0.85)%	(0.85)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$7,334	$—	$7,334	$6,373	$—	$6,373	15.08%	15.08%
Total hotel revenue	$9,251	$—	$9,251	$7,936	$—	$7,936	16.57%	16.57%
Hotel net income (loss)	$1,851	$—	$1,851	$376	$—	$376	392.29%	392.29%
Hotel net income (loss) margin	20.01%		20.01%	4.74%		4.74%	15.27%	15.27%
Hotel EBITDA	$3,232	$—	$3,232	$2,349	$—	$2,349	37.59%	37.59%
Hotel EBITDA margin	34.94%		34.94%	29.60%		29.60%	5.34%	5.34%
Selected Operating Information:
RevPAR	$159.76	$—	$159.76	$138.82	$—	$138.82	15.08%	15.08%
Occupancy	70.21%	—%	70.21%	62.23%	—%	62.23%	12.82%	12.82%
ADR	$227.55	$—	$227.55	$223.07	$—	$223.07	2.01%	2.01%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$7,285	$—	$7,285	$8,656	$—	$8,656	(15.84)%	(15.84)%
Total hotel revenue	$8,944	$—	$8,944	$10,274	$—	$10,274	(12.95)%	(12.95)%
Hotel net income (loss)	$(650)	$—	$(650)	$356	$—	$356	(282.58)%	(282.58)%
Hotel net income (loss) margin	(7.27)%		(7.27)%	3.47%		3.47%	(10.74)%	(10.74)%
Hotel EBITDA	$1,273	$—	$1,273	$2,734	$—	$2,734	(53.44)%	(53.44)%
Hotel EBITDA margin	14.23%		14.23%	26.61%		26.61%	(12.38)%	(12.38)%
Selected Operating Information:
RevPAR	$193.12	$—	$193.12	$229.48	$—	$229.48	(15.84)%	(15.84)%
Occupancy	68.59%	—%	68.59%	78.08%	—%	78.08%	(12.15)%	(12.15)%
ADR	$281.56	$—	$281.56	$293.92	$—	$293.92	(4.21)%	(4.21)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$6,143	$—	$6,143	$5,877	$—	$5,877	4.53%	4.53%
Total hotel revenue	$15,119	$—	$15,119	$14,095	$—	$14,095	7.26%	7.26%
Hotel net income (loss)	$(26)	$—	$(26)	$(1,281)	$—	$(1,281)	97.97%	97.97%
Hotel net income (loss) margin	(0.17)%		(0.17)%	(9.09)%		(9.09)%	8.92%	8.92%
Hotel EBITDA	$1,350	$—	$1,350	$1,123	$—	$1,123	20.21%	20.21%
Hotel EBITDA margin	8.93%		8.93%	7.97%		7.97%	0.96%	0.96%
Selected Operating Information:
RevPAR	$241.92	$—	$241.92	$231.45	$—	$231.45	4.52%	4.52%
Occupancy	51.65%	—%	51.65%	51.44%	—%	51.44%	0.41%	0.41%
ADR	$468.42	$—	$468.42	$449.93	$—	$449.93	4.11%	4.11%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$6,229	$—	$6,229	$5,549	$—	$5,549	12.25%	12.25%
Total hotel revenue	$12,268	$—	$12,268	$11,912	$—	$11,912	2.99%	2.99%
Hotel net income (loss)	$(2,638)	$—	$(2,638)	$(1,234)	$—	$(1,234)	(113.78)%	(113.78)%
Hotel net income (loss) margin	(21.50)%		(21.50)%	(10.36)%		(10.36)%	(11.14)%	(11.14)%
Hotel EBITDA	$757	$—	$757	$1,317	$—	$1,317	(42.52)%	(42.52)%
Hotel EBITDA margin	6.17%		6.17%	11.06%		11.06%	(4.89)%	(4.89)%
Selected Operating Information:
RevPAR	$369.97	$—	$369.97	$329.61	$—	$329.61	12.24%	12.24%
Occupancy	55.39%	—%	55.39%	46.12%	—%	46.12%	20.10%	20.10%
ADR	$667.96	$—	$667.96	$714.75	$—	$714.75	(6.55)%	(6.55)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$11,224	$—	$11,224	$10,454	$—	$10,454	7.37%	7.37%
Total hotel revenue	$13,883	$—	$13,883	$12,263	$—	$12,263	13.21%	13.21%
Hotel net income (loss)	$3,430	$—	$3,430	$4,044	$—	$4,044	(15.18)%	(15.18)%
Hotel net income (loss) margin	24.71%		24.71%	32.98%		32.98%	(8.27)%	(8.27)%
Hotel EBITDA	$6,043	$—	$6,043	$5,592	$—	$5,592	8.07%	8.07%
Hotel EBITDA margin	43.53%		43.53%	45.60%		45.60%	(2.07)%	(2.07)%
Selected Operating Information:
RevPAR	$330.61	$—	$330.61	$307.94	$—	$307.94	7.36%	7.36%
Occupancy	85.80%	—%	85.80%	82.05%	—%	82.05%	4.57%	4.57%
ADR	$385.31	$—	$385.31	$375.29	$—	$375.29	2.67%	2.67%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$6,709	$—	$6,709	$8,287	$—	$8,287	(19.04)%	(19.04)%
Total hotel revenue	$12,736	$—	$12,736	$13,886	$—	$13,886	(8.28)%	(8.28)%
Hotel net income (loss)	$(3,620)	$—	$(3,620)	$(659)	$—	$(659)	(449.32)%	(449.32)%
Hotel net income (loss) margin	(28.42)%		(28.42)%	(4.75)%		(4.75)%	(23.67)%	(23.67)%
Hotel EBITDA	$956	$—	$956	$2,535	$—	$2,535	(62.29)%	(62.29)%
Hotel EBITDA margin	7.51%		7.51%	18.26%		18.26%	(10.75)%	(10.75)%
Selected Operating Information:
RevPAR	$405.12	$—	$405.12	$500.41	$—	$500.41	(19.04)%	(19.04)%
Occupancy	55.45%	—%	55.45%	60.69%	—%	60.69%	(8.63)%	(8.63)%
ADR	$730.57	$—	$730.57	$824.48	$—	$824.48	(11.39)%	(11.39)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$2,395	$—	$2,395	$2,679	$—	$2,679	(10.60)%	(10.60)%
Total hotel revenue	$3,255	$—	$3,255	$3,613	$—	$3,613	(9.91)%	(9.91)%
Hotel net income (loss)	$(1,342)	$—	$(1,342)	$(1,272)	$—	$(1,272)	(5.50)%	(5.50)%
Hotel net income (loss) margin	(41.23)%		(41.23)%	(35.21)%		(35.21)%	(6.02)%	(6.02)%
Hotel EBITDA	$(538)	$—	$(538)	$(141)	$—	$(141)	(281.56)%	(281.56)%
Hotel EBITDA margin	(16.53)%		(16.53)%	(3.90)%		(3.90)%	(12.63)%	(12.63)%
Selected Operating Information:
RevPAR	$182.03	$—	$182.03	$203.60	$—	$203.60	(10.59)%	(10.59)%
Occupancy	67.95%	—%	67.95%	65.56%	—%	65.56%	3.65%	3.65%
ADR	$267.90	$—	$267.90	$310.55	$—	$310.55	(13.73)%	(13.73)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$7,258	$—	$7,258	$8,840	$—	$8,840	(17.90)%	(17.90)%
Total hotel revenue	$12,628	$—	$12,628	$14,832	$—	$14,832	(14.86)%	(14.86)%
Hotel net income (loss)	$(3,554)	$—	$(3,554)	$(570)	$—	$(570)	(523.51)%	(523.51)%
Hotel net income (loss) margin	(28.14)%		(28.14)%	(3.84)%		(3.84)%	(24.30)%	(24.30)%
Hotel EBITDA	$(50)	$—	$(50)	$1,043	$—	$1,043	(104.79)%	(104.79)%
Hotel EBITDA margin	(0.40)%		(0.40)%	7.03%		7.03%	(7.43)%	(7.43)%
Selected Operating Information:
RevPAR	$744.23	$—	$744.23	$906.44	$—	$906.44	(17.90)%	(17.90)%
Occupancy	49.60%	—%	49.60%	57.75%	—%	57.75%	(14.11)%	(14.11)%
ADR	$1,500.45	$—	$1,500.45	$1,569.53	$—	$1,569.53	(4.40)%	(4.40)%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$3,472	$—	$3,472	$3,541	$—	$3,541	(1.95)%	(1.95)%
Total hotel revenue	$7,917	$—	$7,917	$8,223	$—	$8,223	(3.72)%	(3.72)%
Hotel net income (loss)	$(6,974)	$—	$(6,974)	$(5,908)	$—	$(5,908)	(18.04)%	(18.04)%
Hotel net income (loss) margin	(88.09)%		(88.09)%	(71.85)%		(71.85)%	(16.24)%	(16.24)%
Hotel EBITDA	$(958)	$—	$(958)	$(590)	$—	$(590)	(62.37)%	(62.37)%
Hotel EBITDA margin	(12.10)%		(12.10)%	(7.17)%		(7.17)%	(4.93)%	(4.93)%
Selected Operating Information:
RevPAR	$179.67	$—	$179.67	$183.29	$—	$183.29	(1.98)%	(1.98)%
Occupancy	34.75%	—%	34.75%	35.14%	—%	35.14%	(1.11)%	(1.11)%
ADR	$517.08	$—	$517.08	$521.52	$—	$521.52	(0.85)%	(0.85)%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$46,490	$(1,374)	$45,116	$57,671	$(8,448)	$49,223	(19.39)%	(8.34)%
Total hotel revenue	$87,995	$(2,049)	$85,946	$103,941	$(13,688)	$90,253	(15.34)%	(4.77)%
Hotel net income (loss)	$72,475	$(88,360)	$(15,885)	$(4,247)	$(3,935)	$(8,182)	1,806.50%	(94.15)%
Hotel net income (loss) margin	82.36%		(18.48)%	(4.09)%		(9.07)%	86.45%	(9.41)%
Hotel EBITDA	$8,676	$(397)	$8,279	$18,676	$(4,983)	$13,693	(53.54)%	(39.54)%
Hotel EBITDA margin	9.86%		9.63%	17.97%		15.17%	(8.11)%	(5.54)%
Selected Operating Information:
RevPAR	$336.09	$218.00	$341.73	$342.73	$233.05	$372.85	(1.94)%	(8.35)%
Occupancy	55.62%	84.31%	54.25%	61.44%	84.34%	55.16%	(9.47)%	(1.65)%
ADR	$604.30	$258.56	$629.96	$557.81	$276.32	$675.99	8.33%	(6.81)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$46,987	$—	$46,987	$44,161	$—	$44,161	6.40%	6.40%
Total hotel revenue	$61,260	$—	$61,260	$56,756	$—	$56,756	7.94%	7.94%
Hotel net income (loss)	$5,357	$—	$5,357	$5,035	$—	$5,035	6.40%	6.40%
Hotel net income (loss) margin	8.74%		8.74%	8.87%		8.87%	(0.13)%	(0.13)%
Hotel EBITDA	$16,374	$—	$16,374	$16,191	$—	$16,191	1.13%	1.13%
Hotel EBITDA margin	26.73%		26.73%	28.53%		28.53%	(1.80)%	(1.80)%
Selected Operating Information:
RevPAR	$213.24	$—	$213.24	$201.18	$—	$201.18	5.99%	5.99%
Occupancy	76.59%	—%	76.59%	73.68%	—%	73.68%	3.95%	3.95%
ADR	$278.43	$—	$278.43	$273.05	$—	$273.05	1.97%	1.97%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$93,477	$(1,374)	$92,103	$101,832	$(8,448)	$93,384	(8.20)%	(1.37)%
Total hotel revenue	$149,255	$(2,049)	$147,206	$160,697	$(13,688)	$147,009	(7.12)%	0.13%
Hotel net income (loss)	$77,832	$(88,360)	$(10,528)	$788	$(3,935)	$(3,147)	9,777.16%	(234.54)%
Hotel net income (loss) margin	52.15%		(7.15)%	0.49%		(2.14)%	51.66%	(5.01)%
Hotel EBITDA	$25,050	$(397)	$24,653	$34,867	$(4,983)	$29,884	(28.16)%	(17.50)%
Hotel EBITDA margin	16.78%		16.75%	21.70%		20.33%	(4.92)%	(3.58)%
Selected Operating Information:
RevPAR	$260.62	$(218.00)	$261.38	$262.60	$(233.05)	$265.65	(0.75)%	(1.61)%
Occupancy	68.50%	(84.31)%	68.22%	68.37%	(84.34)%	66.72%	0.19%	2.25%
ADR	$380.47	$(258.56)	$383.17	$384.10	$(276.32)	$398.15	(0.95)%	(3.76)%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$32,355	$—	$32,355	$28,474	$—	$28,474	13.63%	13.63%
Total hotel revenue	$49,679	$—	$49,679	$44,813	$—	$44,813	10.86%	10.86%
Hotel net income (loss)	$4,291	$—	$4,291	$5,042	$—	$5,042	(14.89)%	(14.89)%
Hotel net income (loss) margin	8.64%		8.64%	11.25%		11.25%	(2.61)%	(2.61)%
Hotel EBITDA	$15,147	$—	$15,147	$12,653	$—	$12,653	19.71%	19.71%
Hotel EBITDA margin	30.49%		30.49%	28.24%		28.24%	2.25%	2.25%
Selected Operating Information:
RevPAR	$211.44	$—	$211.44	$189.64	$—	$189.64	11.50%	11.50%
Occupancy	80.45%	—%	80.45%	75.74%	—%	75.74%	6.22%	6.22%
ADR	$262.81	$—	$262.81	$250.37	$—	$250.37	4.97%	4.97%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$15,501	$(15,501)	$—	$22,352	$(22,352)	$—	(30.65)%	—%
Total hotel revenue	$27,901	$(27,901)	$—	$37,969	$(37,969)	$—	(26.52)%	—%
Hotel net income (loss)	$95,020	$(95,020)	$—	$9,922	$(9,922)	$—	857.67%	—%
Hotel net income (loss) margin	340.56%		—%	26.13%		—%	314.43%	—%
Hotel EBITDA	$9,155	$(9,155)	$—	$12,985	$(12,985)	$—	(29.50)%	—%
Hotel EBITDA margin	32.81%		—%	34.20%		—%	(1.39)%	—%
Selected Operating Information:
RevPAR	$198.71	$198.71	$—	$207.80	$207.80	$—	(4.37)%	—%
Occupancy	79.05%	79.05%	—%	80.53%	80.53%	—%	(1.84)%	—%
ADR	$251.37	$251.37	$—	$258.05	$258.05	$—	(2.59)%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$20,758	$—	$20,758	$19,039	$—	$19,039	9.03%	9.03%
Total hotel revenue	$27,746	$—	$27,746	$25,136	$—	$25,136	10.38%	10.38%
Hotel net income (loss)	$1,965	$—	$1,965	$3,114	$—	$3,114	(36.90)%	(36.90)%
Hotel net income (loss) margin	7.08%		7.08%	12.39%		12.39%	(5.31)%	(5.31)%
Hotel EBITDA	$5,386	$—	$5,386	$6,662	$—	$6,662	(19.15)%	(19.15)%
Hotel EBITDA margin	19.41%		19.41%	26.50%		26.50%	(7.09)%	(7.09)%
Selected Operating Information:
RevPAR	$182.55	$—	$182.55	$168.05	$—	$168.05	8.63%	8.63%
Occupancy	71.69%	—%	71.69%	69.31%	—%	69.31%	3.43%	3.43%
ADR	$254.65	$—	$254.65	$242.48	$—	$242.48	5.02%	5.02%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$11,201	$—	$11,201	$12,640	$—	$12,640	(11.38)%	(11.38)%
Total hotel revenue	$15,148	$—	$15,148	$16,964	$—	$16,964	(10.71)%	(10.71)%
Hotel net income (loss)	$832	$—	$832	$923	$—	$923	(9.86)%	(9.86)%
Hotel net income (loss) margin	5.49%		5.49%	5.44%		5.44%	0.05%	0.05%
Hotel EBITDA	$3,254	$—	$3,254	$4,857	$—	$4,857	(33.00)%	(33.00)%
Hotel EBITDA margin	21.48%		21.48%	28.63%		28.63%	(7.15)%	(7.15)%
Selected Operating Information:
RevPAR	$628.94	$—	$628.94	$712.34	$—	$712.34	(11.71)%	(11.71)%
Occupancy	62.71%	—%	62.71%	67.53%	—%	67.53%	(7.14)%	(7.14)%
ADR	$1,002.90	$—	$1,002.90	$1,054.77	$—	$1,054.77	(4.92)%	(4.92)%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$17,148	$—	$17,148	$18,388	$—	$18,388	(6.74)%	(6.74)%
Total hotel revenue	$22,159	$—	$22,159	$23,263	$—	$23,263	(4.75)%	(4.75)%
Hotel net income (loss)	$3,882	$—	$3,882	$5,551	$—	$5,551	(30.07)%	(30.07)%
Hotel net income (loss) margin	17.52%		17.52%	23.86%		23.86%	(6.34)%	(6.34)%
Hotel EBITDA	$10,025	$—	$10,025	$11,648	$—	$11,648	(13.93)%	(13.93)%
Hotel EBITDA margin	45.24%		45.24%	50.07%		50.07%	(4.83)%	(4.83)%
Selected Operating Information:
RevPAR	$440.72	$—	$440.72	$474.34	$—	$474.34	(7.09)%	(7.09)%
Occupancy	71.05%	—%	71.05%	74.13%	—%	74.13%	(4.15)%	(4.15)%
ADR	$620.30	$—	$620.30	$639.85	$—	$639.85	(3.06)%	(3.06)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$8,484	$—	$8,484	$9,293	$—	$9,293	(8.71)%	(8.71)%
Total hotel revenue	$11,039	$—	$11,039	$11,522	$—	$11,522	(4.19)%	(4.19)%
Hotel net income (loss)	$1,533	$—	$1,533	$250	$—	$250	513.20%	513.20%
Hotel net income (loss) margin	13.89%		13.89%	2.17%		2.17%	11.72%	11.72%
Hotel EBITDA	$2,851	$—	$2,851	$3,844	$—	$3,844	(25.83)%	(25.83)%
Hotel EBITDA margin	25.83%		25.83%	33.36%		33.36%	(7.53)%	(7.53)%
Selected Operating Information:
RevPAR	$387.07	$—	$387.07	$425.51	$—	$425.51	(9.03)%	(9.03)%
Occupancy	61.62%	—%	61.62%	61.59%	—%	61.59%	0.05%	0.05%
ADR	$628.15	$—	$628.15	$690.83	$—	$690.83	(9.07)%	(9.07)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$18,684	$—	$18,684	$19,673	$—	$19,673	(5.03)%	(5.03)%
Total hotel revenue	$37,591	$—	$37,591	$38,606	$—	$38,606	(2.63)%	(2.63)%
Hotel net income (loss)	$2,459	$—	$2,459	$2,201	$—	$2,201	11.72%	11.72%
Hotel net income (loss) margin	6.54%		6.54%	5.70%		5.70%	0.84%	0.84%
Hotel EBITDA	$10,530	$—	$10,530	$10,442	$—	$10,442	0.84%	0.84%
Hotel EBITDA margin	28.01%		28.01%	27.05%		27.05%	0.96%	0.96%
Selected Operating Information:
RevPAR	$353.32	$—	$353.32	$374.04	$—	$374.04	(5.54)%	(5.54)%
Occupancy	58.38%	—%	58.38%	56.94%	—%	56.94%	2.53%	2.53%
ADR	$605.25	$—	$605.25	$656.94	$—	$656.94	(7.87)%	(7.87)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$20,472	$—	$20,472	$18,536	$—	$18,536	10.44%	10.44%
Total hotel revenue	$25,913	$—	$25,913	$23,376	$—	$23,376	10.85%	10.85%
Hotel net income (loss)	$3,270	$—	$3,270	$406	$—	$406	705.42%	705.42%
Hotel net income (loss) margin	12.62%		12.62%	1.74%		1.74%	10.88%	10.88%
Hotel EBITDA	$7,924	$—	$7,924	$6,629	$—	$6,629	19.54%	19.54%
Hotel EBITDA margin	30.58%		30.58%	28.36%		28.36%	2.22%	2.22%
Selected Operating Information:
RevPAR	$149.73	$—	$149.73	$136.06	$—	$136.06	10.05%	10.05%
Occupancy	66.16%	—%	66.16%	61.15%	—%	61.15%	8.19%	8.19%
ADR	$226.31	$—	$226.31	$222.51	$—	$222.51	1.71%	1.71%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$23,816	$—	$23,816	$25,123	$—	$25,123	(5.20)%	(5.20)%
Total hotel revenue	$29,030	$—	$29,030	$29,814	$—	$29,814	(2.63)%	(2.63)%
Hotel net income (loss)	$(1,190)	$—	$(1,190)	$242	$—	$242	(591.74)%	(591.74)%
Hotel net income (loss) margin	(4.10)%		(4.10)%	0.81%		0.81%	(4.91)%	(4.91)%
Hotel EBITDA	$5,394	$—	$5,394	$7,579	$—	$7,579	(28.83)%	(28.83)%
Hotel EBITDA margin	18.58%		18.58%	25.42%		25.42%	(6.84)%	(6.84)%
Selected Operating Information:
RevPAR	$212.00	$—	$212.00	$224.45	$—	$224.45	(5.55)%	(5.55)%
Occupancy	69.36%	—%	69.36%	72.35%	—%	72.35%	(4.13)%	(4.13)%
ADR	$305.64	$—	$305.64	$310.22	$—	$310.22	(1.48)%	(1.48)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$29,668	$—	$29,668	$28,899	$—	$28,899	2.66%	2.66%
Total hotel revenue	$67,867	$—	$67,867	$65,156	$—	$65,156	4.16%	4.16%
Hotel net income (loss)	$12,695	$—	$12,695	$8,063	$—	$8,063	57.45%	57.45%
Hotel net income (loss) margin	18.71%		18.71%	12.37%		12.37%	6.34%	6.34%
Hotel EBITDA	$17,785	$—	$17,785	$17,249	$—	$17,249	3.11%	3.11%
Hotel EBITDA margin	26.21%		26.21%	26.47%		26.47%	(0.26)%	(0.26)%
Selected Operating Information:
RevPAR	$392.30	$—	$392.30	$383.54	$—	$383.54	2.28%	2.28%
Occupancy	66.20%	—%	66.20%	63.35%	—%	63.35%	4.50%	4.50%
ADR	$592.61	$—	$592.61	$605.38	$—	$605.38	(2.11)%	(2.11)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$21,657	$—	$21,657	$22,822	$—	$22,822	(5.10)%	(5.10)%
Total hotel revenue	$37,837	$—	$37,837	$41,600	$—	$41,600	(9.05)%	(9.05)%
Hotel net income (loss)	$(6,767)	$—	$(6,767)	$(56)	$—	$(56)	(11,983.93)%	(11,983.93)%
Hotel net income (loss) margin	(17.88)%		(17.88)%	(0.13)%		(0.13)%	(17.75)%	(17.75)%
Hotel EBITDA	$3,737	$—	$3,737	$7,311	$—	$7,311	(48.89)%	(48.89)%
Hotel EBITDA margin	9.88%		9.88%	17.57%		17.57%	(7.69)%	(7.69)%
Selected Operating Information:
RevPAR	$431.91	$—	$431.91	$456.81	$—	$456.81	(5.45)%	(5.45)%
Occupancy	52.62%	—%	52.62%	55.32%	—%	55.32%	(4.88)%	(4.88)%
ADR	$820.74	$—	$820.74	$825.75	$—	$825.75	(0.61)%	(0.61)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$24,469	$—	$24,469	$22,868	$—	$22,868	7.00%	7.00%
Total hotel revenue	$30,553	$—	$30,553	$27,537	$—	$27,537	10.95%	10.95%
Hotel net income (loss)	$5,587	$—	$5,587	$6,142	$—	$6,142	(9.04)%	(9.04)%
Hotel net income (loss) margin	18.29%		18.29%	22.30%		22.30%	(4.01)%	(4.01)%
Hotel EBITDA	$11,675	$—	$11,675	$10,917	$—	$10,917	6.94%	6.94%
Hotel EBITDA margin	38.21%		38.21%	39.64%		39.64%	(1.43)%	(1.43)%
Selected Operating Information:
RevPAR	$242.01	$—	$242.01	$227.01	$—	$227.01	6.61%	6.61%
Occupancy	75.21%	—%	75.21%	73.28%	—%	73.28%	2.63%	2.63%
ADR	$321.80	$—	$321.80	$309.79	$—	$309.79	3.88%	3.88%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$35,385	$—	$35,385	$37,763	$—	$37,763	(6.30)%	(6.30)%
Total hotel revenue	$58,038	$—	$58,038	$59,195	$—	$59,195	(1.95)%	(1.95)%
Hotel net income (loss)	$7,677	$—	$7,677	$8,731	$—	$8,731	(12.07)%	(12.07)%
Hotel net income (loss) margin	13.23%		13.23%	14.75%		14.75%	(1.52)%	(1.52)%
Hotel EBITDA	$17,034	$—	$17,034	$18,384	$—	$18,384	(7.34)%	(7.34)%
Hotel EBITDA margin	29.35%		29.35%	31.06%		31.06%	(1.71)%	(1.71)%
Selected Operating Information:
RevPAR	$717.46	$—	$717.46	$768.48	$—	$768.48	(6.64)%	(6.64)%
Occupancy	67.66%	—%	67.66%	70.29%	—%	70.29%	(3.74)%	(3.74)%
ADR	$1,060.35	$—	$1,060.35	$1,093.34	$—	$1,093.34	(3.02)%	(3.02)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$7,396	$—	$7,396	$9,180	$—	$9,180	(19.43)%	(19.43)%
Total hotel revenue	$10,011	$—	$10,011	$12,789	$—	$12,789	(21.72)%	(21.72)%
Hotel net income (loss)	$(4,084)	$—	$(4,084)	$(2,360)	$—	$(2,360)	(73.05)%	(73.05)%
Hotel net income (loss) margin	(40.80)%		(40.80)%	(18.45)%		(18.45)%	(22.35)%	(22.35)%
Hotel EBITDA	$(1,012)	$—	$(1,012)	$1,261	$—	$1,261	(180.25)%	(180.25)%
Hotel EBITDA margin	(10.11)%		(10.11)%	9.86%		9.86%	(19.97)%	(19.97)%
Selected Operating Information:
RevPAR	$188.76	$—	$188.76	$235.14	$—	$235.14	(19.72)%	(19.72)%
Occupancy	68.51%	—%	68.51%	73.49%	—%	73.49%	(6.78)%	(6.78)%
ADR	$275.50	$—	$275.50	$319.96	$—	$319.96	(13.90)%	(13.90)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$38,705	$—	$38,705	$39,586	$—	$39,586	(2.23)%	(2.23)%
Total hotel revenue	$58,645	$—	$58,645	$61,293	$—	$61,293	(4.32)%	(4.32)%
Hotel net income (loss)	$3,679	$—	$3,679	$9,560	$—	$9,560	(61.52)%	(61.52)%
Hotel net income (loss) margin	6.27%		6.27%	15.60%		15.60%	(9.33)%	(9.33)%
Hotel EBITDA	$13,129	$—	$13,129	$15,142	$—	$15,142	(13.29)%	(13.29)%
Hotel EBITDA margin	22.39%		22.39%	24.70		24.70%	(2.31)%	(2.31)%
Selected Operating Information:
RevPAR	$1,332.62	$—	$1,332.62	$1,367.97	$—	$1,367.97	(2.58)%	(2.58)%
Occupancy	56.26%	—%	56.26%	59.37%	—%	59.37%	(5.24)%	(5.24)%
ADR	$2,368.56	$—	$2,368.56	$2,304.20	$—	$2,304.20	2.79%	2.79%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$26,320	$—	$26,320	$25,622	$—	$25,622	2.72%	2.72%
Total hotel revenue	$49,843	$—	$49,843	$46,749	$—	$46,749	6.62%	6.62%
Hotel net income (loss)	$(2,747)	$—	$(2,747)	$(1,047)	$—	$(1,047)	(162.37)%	(162.37)%
Hotel net income (loss) margin	(5.51)%		(5.51)%	(2.24)%		(2.24)%	(3.27)%	(3.27)%
Hotel EBITDA	$15,093	$—	$15,093	$13,760	$—	$13,760	9.69%	9.69%
Hotel EBITDA margin	30.28%		30.28%	29.43		29.43%	0.85%	0.85%
Selected Operating Information:
RevPAR	$457.41	$—	$457.41	$446.93	$—	$446.93	2.34%	2.34%
Occupancy	52.01%	—%	52.01%	45.67%	—%	45.67%	13.88%	13.88%
ADR	$879.49	$—	$879.49	$978.66	$—	$978.66	(10.13)%	(10.13)%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$222,753	$(15,501)	$207,252	$237,038	$(22,352)	$214,686	(6.03)%	(3.46)%
Total hotel revenue	$386,068	$(27,901)	$358,167	$402,317	$(37,969)	$364,348	(4.04)%	(1.70)%
Hotel net income (loss)	$118,262	$(95,020)	$23,242	$44,098	$(9,922)	$34,176	168.18%	(31.99)%
Hotel net income (loss) margin	30.63%		6.49%	10.96%		9.38%	19.67%	(2.89)%
Hotel EBITDA	$102,593	$(9,155)	$93,438	$115,622	$(12,985)	$102,637	(11.27)%	(8.96)%
Hotel EBITDA margin	26.57%		26.09%	28.74%		28.17%	(2.17)%	(2.08)%
Selected Operating Information:
RevPAR	$472.73	$198.71	$527.10	$474.81	$207.80	$548.14	(0.44)%	(3.84)%
Occupancy	63.87%	79.05%	60.86%	64.90%	80.53%	60.61%	(1.59)%	0.41%
ADR	$740.18	$251.37	$866.15	$731.58	$258.05	$904.35	1.18%	(4.22)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$129,266	$—	$129,266	$123,220	$—	$123,220	4.91%	4.91%
Total hotel revenue	$172,932	$—	$172,932	$163,465	$—	$163,465	5.79%	5.79%
Hotel net income (loss)	$9,840	$—	$9,840	$12,586	$—	$12,586	(21.82)%	(21.82)%
Hotel net income (loss) margin	5.69%		5.69%	7.70%		7.70%	(2.01)%	(2.01)%
Hotel EBITDA	$44,514	$—	$44,514	$45,701	$—	$45,701	(2.60)%	(2.60)%
Hotel EBITDA margin	25.74%		25.74%	27.96%		27.96%	(2.22)%	(2.22)%
Selected Operating Information:
RevPAR	$197.02	$—	$197.02	$189.17	$—	$189.17	4.15%	4.15%
Occupancy	72.54%	—%	72.54%	70.47%	—%	70.47%	2.94%	2.94%
ADR	$271.63	$—	$271.63	$268.43	$—	$268.43	1.19%	1.19%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$352,019	$(15,501)	$336,518	$360,258	$(22,352)	$337,906	(2.29)%	(0.41)%
Total hotel revenue	$559,000	$(27,901)	$531,099	$565,782	$(37,969)	$527,813	(1.20)%	0.62%
Hotel net income (loss)	$128,102	$(95,020)	$33,082	$56,684	$(9,922)	$46,762	125.99%	(29.25)%
Hotel net income (loss) margin	22.92%		6.23%	10.02%		8.86%	12.90%	(2.63)%
Hotel EBITDA	$147,107	$(9,155)	$137,952	$161,323	$(12,985)	$148,338	(8.81)%	(7.00)%
Hotel EBITDA margin	26.32%		25.97%	28.51%		28.10%	(2.19)%	(2.13)%
Selected Operating Information:
RevPAR	$312.27	$(198.71)	$320.71	$313.10	$(207.80)	$323.96	(0.27)%	(1.00)%
Occupancy	68.91%	(79.05)%	68.16%	68.06%	(80.53)%	66.77%	1.25%	2.08%
ADR	$453.14	$(251.37)	$470.54	$460.07	$(258.05)	$485.19	(1.51)%	(3.02)%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$40,496	$—	$40,496
Total hotel revenue	$62,582	$—	$62,582
Hotel net income	$4,183	$—	$4,183
Hotel net income margin	10.33%		10.33%
Hotel EBITDA	$17,921	$—	$17,921
Hotel EBITDA margin	28.64%		28.64%
Selected Operating Information:
RevPAR	$198.88	$—	$198.88
Occupancy	76.50%	—%	76.50%
ADR	$259.95	$—	$259.95

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$21,884	$(21,884)	$—
Total hotel revenue	$40,647	$(40,647)	$—
Hotel net income	$97,934	$(97,934)	$—
Hotel net income margin	447.51%		—%
Hotel EBITDA	$13,459	$(13,459)	$—
Hotel EBITDA margin	33.11%		—%
Selected Operating Information:
RevPAR	$191.54	$(191.54)	$—
Occupancy	77.29%	(77.29)%	—%
ADR	$247.82	$(247.82)	$—

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$27,231	$—	$27,231
Total hotel revenue	$36,527	$—	$36,527
Hotel net income	$2,243	$—	$2,243
Hotel net income margin	8.24%		8.24%
Hotel EBITDA	$6,907	$—	$6,907
Hotel EBITDA margin	18.91%		18.91%
Selected Operating Information:
RevPAR	$179.28	$—	$179.28
Occupancy	72.08%	—%	72.08%
ADR	$248.71	$—	$248.71

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$14,990	$—	$14,990
Total hotel revenue	$20,343	$—	$20,343
Hotel net income	$1,337	$—	$1,337
Hotel net income margin	8.92%		8.92%
Hotel EBITDA	$4,464	$—	$4,464
Hotel EBITDA margin	21.94%		21.94%
Selected Operating Information:
RevPAR	$630.10	$—	$630.10
Occupancy	62.61%	—%	62.61%
ADR	$1,006.32	$—	$1,006.32

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$22,928	$—	$22,928
Total hotel revenue	$29,537	$—	$29,537
Hotel net income	$5,130	$—	$5,130
Hotel net income margin	22.37%		22.37%
Hotel EBITDA	$13,388	$—	$13,388
Hotel EBITDA margin	45.33%		45.33%
Selected Operating Information:
RevPAR	$441.15	$—	$441.15
Occupancy	70.36%	—%	70.36%
ADR	$626.98	$—	$626.98

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$11,516	$—	$11,516
Total hotel revenue	$14,813	$—	$14,813
Hotel net income	$2,154	$—	$2,154
Hotel net income margin	18.70%		18.70%
Hotel EBITDA	$3,922	$—	$3,922
Hotel EBITDA margin	26.48%		26.48%
Selected Operating Information:
RevPAR	$393.33	$—	$393.33
Occupancy	60.80%	—%	60.80%
ADR	$646.94	$—	$646.94

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,362	$—	$24,362
Total hotel revenue	$48,320	$—	$48,320
Hotel net income	$1,346	$—	$1,346
Hotel net income margin	5.52%		5.52%
Hotel EBITDA	$12,361	$—	$12,361
Hotel EBITDA margin	25.58%		25.58%
Selected Operating Information:
RevPAR	$344.90	$—	$344.90
Occupancy	56.89%	—%	56.89%
ADR	$606.28	$—	$606.28

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$28,158	$—	$28,158
Total hotel revenue	$35,654	$—	$35,654
Hotel net income	$4,935	$—	$4,935
Hotel net income margin	17.53%		17.53%
Hotel EBITDA	$11,612	$—	$11,612
Hotel EBITDA margin	32.57%		32.57%
Selected Operating Information:
RevPAR	$154.18	$—	$154.18
Occupancy	66.18%	—%	66.18%
ADR	$232.96	$—	$232.96

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
THE CLANCY
Selected Financial Information:
Rooms revenue	$31,460	$—	$31,460
Total hotel revenue	$37,970	$—	$37,970
Hotel net income	$(1,894)	$—	$(1,894)
Hotel net income margin	(6.02)%		(6.02)%
Hotel EBITDA	$7,091	$—	$7,091
Hotel EBITDA margin	18.68%		18.68%
Selected Operating Information:
RevPAR	$209.64	$—	$209.64
Occupancy	68.58%	—%	68.58%
ADR	$305.69	$—	$305.69

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$38,047	$—	$38,047
Total hotel revenue	$88,231	$—	$88,231
Hotel net income	$15,803	$—	$15,803
Hotel net income margin	41.54%		41.54%
Hotel EBITDA	$22,917	$—	$22,917
Hotel EBITDA margin	25.97%		25.97%
Selected Operating Information:
RevPAR	$376.64	$—	$376.64
Occupancy	65.11%	—%	65.11%
ADR	$578.45	$—	$578.45

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$26,632	$—	$26,632
Total hotel revenue	$46,519	$—	$46,519
Hotel net income	$(11,401)	$—	$(11,401)
Hotel net income margin	(42.81)%		(42.81)%
Hotel EBITDA	$2,508	$—	$2,508
Hotel EBITDA margin	5.39%		5.39%
Selected Operating Information:
RevPAR	$397.62	$—	$397.62
Occupancy	47.98%	—%	47.98%
ADR	$828.68	$—	$828.68

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$30,011	$—	$30,011
Total hotel revenue	$37,645	$—	$37,645
Hotel net income	$4,916	$—	$4,916
Hotel net income margin	16.38%		16.38%
Hotel EBITDA	$13,574	$—	$13,574
Hotel EBITDA margin	36.06%		36.06%
Selected Operating Information:
RevPAR	$222.22	$—	$222.22
Occupancy	72.14%	—%	72.14%
ADR	$308.02	$—	$308.02

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$45,593	$—	$45,593
Total hotel revenue	$74,237	$—	$74,237
Hotel net income	$7,268	$—	$7,268
Hotel net income margin	15.94%		15.94%
Hotel EBITDA	$21,278	$—	$21,278
Hotel EBITDA margin	28.66%		28.66%
Selected Operating Information:
RevPAR	$692.06	$—	$692.06
Occupancy	64.47%	—%	64.47%
ADR	$1,073.38	$—	$1,073.38

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$9,943	$—	$9,943
Total hotel revenue	$13,335	$—	$13,335
Hotel net income	$(5,946)	$—	$(5,946)
Hotel net income margin	(59.80)%		(59.80)%
Hotel EBITDA	$(1,286)	$—	$(1,286)
Hotel EBITDA margin	(9.64)%		(9.64)%
Selected Operating Information:
RevPAR	$189.99	$—	$189.99
Occupancy	69.06%	—%	69.06%
ADR	$275.11	$—	$275.11

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$53,831	$—	$53,831
Total hotel revenue	$81,096	$—	$81,096
Hotel net income	$7,599	$—	$7,599
Hotel net income margin	14.12%		14.12%
Hotel EBITDA	$18,911	$—	$18,911
Hotel EBITDA margin	23.32%		23.32%
Selected Operating Information:
RevPAR	$1,387.52	$—	$1,387.52
Occupancy	56.68%	—%	56.68%
ADR	$2,448.16	$—	$2,448.16

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$36,487	$—	$36,487
Total hotel revenue	$70,760	$—	$70,760
Hotel net income (loss)	$(562)	$—	$(562)
Hotel net income (loss) margin	(1.54)%		(1.54)%
Hotel EBITDA	$23,196	$—	$23,196
Hotel EBITDA margin	32.78%		32.78%
Selected Operating Information:
RevPAR	$474.71	$—	$474.71
Occupancy	53.01%	—%	53.01%
ADR	$895.43	$—	$895.43

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$296,270	$(21,884)	$274,386
Total hotel revenue	$514,503	$(40,647)	$473,856
Hotel net income	$126,608	$(97,934)	$28,674
Hotel net income margin	42.73%		10.45%
Hotel EBITDA	$136,404	$(13,459)	$122,945
Hotel EBITDA margin	26.51%		25.95%
Selected Operating Information:
RevPAR	$463.31	$—	$522.43
Occupancy	62.69%	—%	59.51%
ADR	$739.04	$—	$877.83

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$167,299	$—	$167,299
Total hotel revenue	$223,713	$—	$223,713
Hotel net income	$8,437	$—	$8,437
Hotel net income margin	5.04%		5.04%
Hotel EBITDA	$55,819	$—	$55,819
Hotel EBITDA margin	24.95%		24.95%
Selected Operating Information:
RevPAR	$191.07	$—	$191.07
Occupancy	71.11%	—%	71.11%
ADR	$268.70	$—	$268.70

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$463,569	$(21,884)	$441,685
Total hotel revenue	$738,216	$(40,647)	$697,569
Hotel net income	$135,045	$(97,934)	$37,111
Hotel net income margin	18.29%		5.32%
Hotel EBITDA	$192,223	$(13,459)	$178,764
Hotel EBITDA margin	26.04%		25.63%
Selected Operating Information:
RevPAR	$305.97	$(191.54)	$315.31
Occupancy	67.56%	(77.29)%	66.76%
ADR	$452.92	$(247.82)	$472.29
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024	2024	2024	2024	2024	2024	2024	2023	2023	2023
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$149,255	$(2,049)	$147,206	$188,307	$(14,112)	$174,195	$221,438	$(11,740)	$209,698	$179,216	$(12,746)	$166,470
Hotel net income (loss)	$77,832	$(88,360)	$(10,528)	$14,032	$(3,957)	$10,075	$36,238	$(2,703)	$33,535	$6,943	$(2,914)	$4,029
Hotel net income (loss) margin	52.15%		(7.15)%	7.45%		5.78%	16.36%		15.99%	3.87%		2.42%
Hotel EBITDA	$25,050	$(397)	$24,653	$51,078	$(4,987)	$46,091	$70,979	$(3,771)	$67,208	$45,116	$(4,304)	$40,812
Hotel EBITDA margin	16.78%		16.75%	27.12%		26.46%	32.05%		32.05%	25.17%		24.52%

Hotel net income (loss) % of total TTM	57.6%		(28.4)%	10.4%		27.1%	26.8%		90.4%	5.2%		10.9%
EBITDA % of total TTM	13.0%		13.8%	26.6%		25.8%	36.9%		37.6%	23.5%		22.8%

JV interests in Hotel net income (loss)	$22,091	$(22,090)	$1	$2,066	$(989)	$1,077	$671	$(676)	$(5)	$702	$(728)	$(26)
JV interests in EBITDA	$890	$(100)	$790	$3,211	$(1,246)	$1,965	$1,975	$(943)	$1,032	$1,769	$(1,076)	$693

	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
	TTM	TTM	TTM
Total hotel revenue	$738,216	$(40,647)	$697,569
Hotel net income (loss)	$135,045	$(97,934)	$37,111
Hotel net income (loss) margin	18.29%		5.32%
Hotel EBITDA	$192,223	$(13,459)	$178,764
Hotel EBITDA margin	26.04%		25.63%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$25,530	$(24,483)	$1,047
JV interests in EBITDA	$7,845	$(3,365)	$4,480
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
September 30, 2024
(in thousands, except share price)
(unaudited)

September 30, 2024
Common stock shares outstanding	66,522
Partnership units outstanding (common stock equivalents)	7,366
Combined common stock shares and partnership units outstanding	73,888
Common stock price	$3.09
Market capitalization	$228,314
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$378,464
Series M redeemable preferred stock	$39,907
Indebtedness	$1,222,943
Joint venture partner's share of consolidated indebtedness	$(27,650)
Net working capital (see below)	$(154,996)
Total enterprise value (TEV)	$1,803,932

Cash and cash equivalents	$165,268
Restricted cash	$48,062
Accounts receivable, net	$31,413
Investment in securities	$41,493
Prepaid expenses	$5,438
Due from third-party hotel managers, net	$18,549
Total current assets	$310,223

Accounts payable, net & accrued expenses	$141,180
Dividends and distributions payable	$9,271
Due to affiliates, net	$4,776
Total current liabilities	$155,227

Net working capital*	$154,996
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2024
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Bardessono Hotel and Spa	65	x
Capital Hilton Washington D.C.	559	x
The Ritz-Carlton Lake Tahoe	170		x	x	x
The Ritz-Carlton St. Thomas	180			x	x
The Ritz-Carlton Sarasota	276	x
Total		3	1	2	2
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2024 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2024	2024	2024	2023	September 30, 2024
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$77,832	$14,032	$36,238	$6,943	$135,045
Non-property adjustments	(86,124)	5	—	249	(85,870)
Interest income	(749)	(359)	(333)	(315)	(1,756)
Interest expense	9,106	10,510	10,001	9,250	38,867
Amortization of loan costs	584	571	552	622	2,329
Depreciation and amortization	25,077	24,694	25,420	25,481	100,672
Income tax expense (benefit)	(582)	322	666	1,587	1,993
Non-hotel EBITDA ownership expense	(94)	1,303	(1,565)	1,299	943
Hotel EBITDA including amounts attributable to noncontrolling interest	25,050	51,078	70,979	45,116	192,223
Non-comparable adjustments	(397)	(4,987)	(3,771)	(4,304)	(13,459)
Comparable hotel EBITDA	$24,653	$46,091	$67,208	$40,812	$178,764

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3	$88,360	$2,065	$1,022	$13	$994	$(1,102)	$1,851	$(650)	$(26)	$(2,638)	$3,430	$(3,620)	$(1,342)	$(3,554)	$(6,974)	$77,832	$(37,997)	$39,835
Non-property adjustments	—	(88,160)	—	—	—	—	(50)	—	—	—	—	—	2,086	—	—	—	(86,124)	86,124	—
Interest income	(66)	(55)	1	—	—	—	—	(27)	(70)	(25)	(386)	(34)	(18)	—	(4)	(65)	(749)	749	—
Interest expense	—	—	—	—	709	—	1,471	—	—	151	1,215	20	710	—	1,592	3,238	9,106	17,026	26,132
Amortization of loan cost	—	—	—	—	116	—	—	—	—	—	39	—	—	—	192	237	584	1,195	1,779
Depreciation and amortization	3,287	179	1,130	745	467	444	1,310	1,386	1,991	1,871	2,246	2,612	2,292	671	1,843	2,604	25,078	—	25,078
Income tax expense (benefit)	2	27	—	—	—	—	—	6	—	—	—	—	(494)	—	(123)	—	(582)	(282)	(864)
Non-hotel EBITDA ownership expense	(63)	46	5	116	6	(5)	(32)	16	2	(621)	281	15	—	133	4	2	(95)	95	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,163	397	3,201	1,883	1,311	1,433	1,597	3,232	1,273	1,350	757	6,043	956	(538)	(50)	(958)	25,050	66,910	91,960
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(790)	(100)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(890)	890	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	80	80
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(76)	(76)
Hotel EBITDA attributable to the Company and OP unitholders	$2,373	$297	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,160	$67,804	$91,964
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(397)
Comparable hotel EBITDA	$3,163	$—	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,653
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,163	$397	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$—	$6,043	$—	$(538)	$(50)	$(958)	$23,337
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(397)
Comparable hotel EBITDA	$3,163	$—	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$—	$6,043	$—	$(538)	$(50)	$(958)	$22,940
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$397	$—	$1,883	$1,311	$1,433	$1,597	$—	$—	$1,350	$757	$—	$956	$—	$(50)	$(958)	$8,676
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(397)
Comparable hotel EBITDA	$—	$—	$—	$1,883	$1,311	$1,433	$1,597	$—	$—	$1,350	$757	$—	$956	$—	$(50)	$(958)	$8,279
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,163	$—	$3,201	$—	$—	$—	$—	$3,232	$1,273	$—	$—	$6,043	$—	$(538)	$—	$—	$16,374
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,163	$—	$3,201	$—	$—	$—	$—	$3,232	$1,273	$—	$—	$6,043	$—	$(538)	$—	$—	$16,374

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,163	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,163
BAML Pool (see footnote 3)	—	—	3,201	—	—	—	—	3,232	1,273	—	—	6,043	—	—	—	—	13,749
BAML (see foonote 4)	—	—	—	1,883	1,311	1,433	—	—	—	1,350	—	—	956	—	—	—	6,933
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,597	—	—	—	—	—	—	—	—	—	1,597
BAML	—	—	—	—	—	—	—	—	—	—	757	—	—	—	—	—	757
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(50)	—	(50)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(958)	(958)
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(538)	—	—	(538)
Total	$3,163	$—	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,653

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(5)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,307	$3,957	$2,645	$1,030	$832	$1,005	$(3,583)	$2,744	$(983)	$3,478	$(4,662)	$2,995	$2,564	$(936)	$(583)	$(778)	$14,032	$(27,819)	$(13,787)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	5	—	—	—	—	—	5	(5)	—
Interest income	(48)	(110)	—	—	—	—	—	(19)	(55)	(93)	76	(34)	(9)	—	—	(67)	(359)	359	—
Interest expense	—	—	—	—	1,779	—	1,459	—	—	151	1,204	20	1,039	68	1,579	3,211	10,510	15,324	25,834
Amortization of loan cost	—	—	—	—	115	—	—	—	—	—	38	—	—	—	186	232	571	880	1,451
Depreciation and amortization	3,200	1,059	1,141	665	521	428	1,170	1,555	2,104	1,872	2,045	1,740	2,247	654	1,749	2,544	24,694	—	24,694
Income tax expense (benefit)	159	66	—	—	—	—	—	5	—	—	—	—	121	—	(29)	—	322	(436)	(114)
Non-hotel EBITDA ownership expense	238	15	15	115	10	8	12	1	394	64	244	16	5	163	3	—	1,303	(1,303)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,856	4,987	3,801	1,810	3,257	1,441	(942)	4,286	1,460	5,472	(1,050)	4,737	5,967	(51)	2,905	5,142	51,078	(13,000)	38,078
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,965)	(1,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,211)	3,211	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	85	85
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(82)	(82)
Hotel EBITDA attributable to the Company and OP unitholders	$5,891	$3,741	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$47,867	$(9,786)	$38,081
Non-comparable adjustments	—	(4,987)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,987)
Comparable hotel EBITDA	$7,856	$—	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$46,091
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,987	$—	$1,810	$3,257	$1,441	$(942)	$—	$—	$5,472	$(1,050)	$—	$5,967	$—	$2,905	$5,142	$28,989
Non-comparable adjustments	—	(4,987)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,987)
Comparable hotel EBITDA	$—	$—	$—	$1,810	$3,257	$1,441	$(942)	$—	$—	$5,472	$(1,050)	$—	$5,967	$—	$2,905	$5,142	$24,002
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$7,856	$—	$3,801	$—	$—	$—	$—	$4,286	$1,460	$—	$—	$4,737	$—	$(51)	$—	$—	$22,089
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,856	$—	$3,801	$—	$—	$—	$—	$4,286	$1,460	$—	$—	$4,737	$—	$(51)	$—	$—	$22,089

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$7,856	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,856
BAML Pool (see footnote 3)	—	—	3,801	—	—	—	—	4,286	1,460	—	—	4,737	—	—	—	—	14,284
BAML (see foonote 4)	—	—	—	1,810	3,257	1,441	—	—	—	5,472	—	—	5,967	—	—	—	17,947
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(942)	—	—	—	—	—	—	—	—	—	(942)
BAML	—	—	—	—	—	—	—	—	—	—	(1,050)	—	—	—	—	—	(1,050)
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,905	—	2,905
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,142	5,142
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(51)	—	—	(51)
Total	$7,856	$—	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$46,091
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota..

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(19)	$2,703	$(2,745)	$(1,220)	$3,037	$(466)	$7,144	$(1,325)	$443	$9,243	$533	$(838)	$8,733	$(1,806)	$7,816	$5,005	$36,238	$(20,756)	$15,482
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(38)	(100)	—	—	—	—	—	(17)	(50)	(94)	71	(29)	(13)	—	—	(63)	(333)	333	—
Interest expense	—	—	—	—	1,774	—	1,461	—	—	165	1,207	20	1,030	695	434	3,215	10,001	15,179	25,180
Amortization of loan cost	—	—	—	—	113	—	69	—	—	—	37	—	—	46	61	226	552	759	1,311
Depreciation and amortization	4,137	1,090	1,123	607	517	418	1,199	1,696	2,212	1,696	1,923	1,750	2,227	594	1,710	2,521	25,420	—	25,420
Income tax expense (benefit)	46	64	—	—	—	—	—	5	—	—	—	—	302	—	249	—	666	786	1,452
Non-hotel EBITDA ownership expense	2	14	6	174	16	25	2	47	56	(47)	259	(8)	(2,168)	48	4	5	(1,565)	1,565	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,128	3,771	(1,616)	(439)	5,457	(23)	9,875	406	2,661	10,963	4,030	895	10,111	(423)	10,274	10,909	70,979	(2,134)	68,845
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,032)	(943)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,975)	1,975	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49	49
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(57)	(57)
Hotel EBITDA attributable to the Company and OP unitholders	$3,096	$2,828	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$69,004	$(167)	$68,837
Non-comparable adjustments	—	(3,771)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,771)
Comparable hotel EBITDA	$4,128	$—	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$67,208
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,771	$—	$(439)	$5,457	$(23)	$9,875	$—	$—	$10,963	$4,030	$—	$10,111	$—	$10,274	$10,909	$64,928
Non-comparable adjustments	—	(3,771)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,771)
Comparable hotel EBITDA	$—	$—	$—	$(439)	$5,457	$(23)	$9,875	$—	$—	$10,963	$4,030	$—	$10,111	$—	$10,274	$10,909	$61,157
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,128	$—	$(1,616)	$—	$—	$—	$—	$406	$2,661	$—	$—	$895	$—	$(423)	$—	$—	$6,051
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,128	$—	$(1,616)	$—	$—	$—	$—	$406	$2,661	$—	$—	$895	$—	$(423)	$—	$—	$6,051

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$4,128	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,128
BAML Pool (see footnote 3)	—	—	(1,616)	—	—	—	—	406	2,661	—	—	895	—	—	—	—	2,346
BAML (see foonote 4)	—	—	—	(439)	5,457	(23)	—	—	—	10,963	—	—	10,111	—	—	—	26,069
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,875	—	—	—	—	—	—	—	—	—	9,875
BAML	—	—	—	—	—	—	—	—	—	—	4,030	—	—	—	—	—	4,030
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,274	—	10,274
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,909	10,909
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(423)	—	—	(423)
Total	$4,128	$—	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$67,208
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(108)	$2,914	$278	$505	$1,248	$621	$(1,113)	$1,665	$(704)	$3,108	$(4,634)	$(671)	$(409)	$(1,862)	$3,920	$2,185	$6,943	$(28,426)	$(21,483)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	249	—	—	—	—	—	249	(249)	—
Interest income	(40)	(95)	9	—	—	—	—	(16)	(48)	(83)	57	(27)	(13)	—	—	(59)	(315)	315	—
Interest expense	—	—	—	—	1,462	—	1,476	—	—	165	1,139	20	1,018	703	—	3,267	9,250	14,135	23,385
Amortization of loan cost	—	—	—	—	81	4	206	—	—	—	65	—	—	45	—	221	622	433	1,055
Depreciation and amortization	2,751	1,053	1,195	580	561	423	1,258	2,034	2,392	1,924	1,660	2,555	2,274	659	1,679	2,483	25,481	—	25,481
Income tax expense (benefit)	10	45	—	—	—	—	—	(4)	—	—	—	—	1,365	—	171	—	1,587	38	1,625
Non-hotel EBITDA ownership expense	161	387	39	125	11	23	4	9	57	18	235	22	9	181	12	6	1,299	(1,299)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,774	4,304	1,521	1,210	3,363	1,071	1,831	3,688	1,697	5,132	(1,229)	1,899	4,244	(274)	5,782	8,103	45,116	(15,053)	30,063
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(693)	(1,076)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,769)	1,769	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	45	45
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54)	(54)
Hotel EBITDA attributable to the Company and OP unitholders	$2,081	$3,228	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$43,347	$(13,293)	$30,054
Non-comparable adjustments	—	(4,304)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,304)
Comparable hotel EBITDA	$2,774	$—	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$40,812
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,304	$—	$1,210	$3,363	$1,071	$1,831	$—	$—	$5,132	$(1,229)	$—	$4,244	$—	$5,782	$8,103	$33,811
Non-comparable adjustments	—	(4,304)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,304)
Comparable hotel EBITDA	$—	$—	$—	$1,210	$3,363	$1,071	$1,831	$—	$—	$5,132	$(1,229)	$—	$4,244	$—	$5,782	$8,103	$29,507
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,774	$—	$1,521	$—	$—	$—	$—	$3,688	$1,697	$—	$—	$1,899	$—	$(274)	$—	$—	$11,305
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,774	$—	$1,521	$—	$—	$—	$—	$3,688	$1,697	$—	$—	$1,899	$—	$(274)	$—	$—	$11,305

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,774	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,774
BAML Pool (see footnote 3)	—	—	1,521	—	—	—	—	3,688	1,697	—	—	1,899	—	—	—	—	8,805
BAML (see foonote 4)	—	—	—	1,210	3,363	1,071	—	—	—	5,132	—	—	4,244	—	—	—	15,020
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,831	—	—	—	—	—	—	—	—	—	1,831
BAML	—	—	—	—	—	—	—	—	—	—	(1,229)	—	—	—	—	—	(1,229)
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,782	—	5,782
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,103	8,103
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(274)	—	—	(274)
Total	$2,774	$—	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$40,812
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(616)	$3,935	$2,147	$1,463	$28	$1,234	$(1,255)	$376	$356	$(1,281)	$(1,234)	$4,044	$(659)	$(1,272)	$(570)	$(5,908)	$788	$(23,399)	$(22,611)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(292)	—	495	203	(203)	—
Interest income	(68)	(94)	(3)	—	—	—	—	(12)	(42)	(56)	44	(22)	(12)	—	—	(51)	(316)	316	—
Interest expense	—	—	—	267	1,447	380	1,463	—	—	965	1,008	20	1,010	696	—	2,301	9,557	12,868	22,425
Amortization of loan cost	—	—	—	—	81	12	203	—	—	—	40	—	9	44	—	167	556	325	881
Depreciation and amortization	2,484	1,052	1,121	566	549	421	1,140	1,962	2,403	1,482	1,236	1,536	2,139	528	1,656	2,428	22,703	—	22,703
Income tax expense (benefit)	(35)	67	—	—	—	—	—	5	—	—	—	—	28	—	(52)	—	13	(1,203)	(1,190)
Non-hotel EBITDA ownership expense	648	23	(21)	197	10	59	—	18	17	13	223	14	20	155	9	(22)	1,363	(1,363)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,413	4,983	3,244	2,493	2,115	2,106	1,551	2,349	2,734	1,123	1,317	5,592	2,535	(141)	1,043	(590)	34,867	(12,659)	22,208
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(603)	(1,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,849)	1,849	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	60	60
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
Hotel EBITDA attributable to the Company and OP unitholders	$1,810	$3,737	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$33,018	$(10,813)	$22,205
Non-comparable adjustments	—	(4,983)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,983)
Comparable hotel EBITDA	$2,413	$—	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$29,884
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,413	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$—	$5,592	$—	$(141)	$1,043	$(590)	$31,015
Non-comparable adjustments	—	(4,983)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,983)
Comparable hotel EBITDA	$2,413	$—	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$—	$5,592	$—	$(141)	$1,043	$(590)	$26,032
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,983	$—	$2,493	$2,115	$2,106	$1,551	$—	$—	$1,123	$1,317	$—	$2,535	$—	$1,043	$(590)	$18,676
Non-comparable adjustments	—	(4,983)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,983)
Comparable hotel EBITDA	$—	$—	$—	$2,493	$2,115	$2,106	$1,551	$—	$—	$1,123	$1,317	$—	$2,535	$—	$1,043	$(590)	$13,693
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,413	$—	$3,244	$—	$—	$—	$—	$2,349	$2,734	$—	$—	$5,592	$—	$(141)	$—	$—	$16,191
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,413	$—	$3,244	$—	$—	$—	$—	$2,349	$2,734	$—	$—	$5,592	$—	$(141)	$—	$—	$16,191
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,291	$95,020	$1,965	$832	$3,882	$1,533	$2,459	$3,270	$(1,190)	$12,695	$(6,767)	$5,587	$7,677	$(4,084)	$3,679	$(2,747)	$128,102	$(86,572)	$41,530
Non-property adjustments	—	(88,160)	—	—	—	—	(50)	—	—	—	5	—	2,086	—	—	—	(86,119)	86,119	—
Interest income	(152)	(265)	1	—	—	—	—	(63)	(175)	(212)	(239)	(97)	(40)	—	(4)	(195)	(1,441)	1,441	—
Interest expense	—	—	—	—	4,262	—	4,391	—	—	467	3,626	60	2,779	763	3,605	9,664	29,617	47,529	77,146
Amortization of loan cost	—	—	—	—	344	—	69	—	—	—	114	—	—	46	439	695	1,707	2,834	4,541
Depreciation and amortization	10,624	2,328	3,394	2,017	1,505	1,290	3,679	4,637	6,307	5,439	6,214	6,102	6,766	1,919	5,302	7,669	75,192	—	75,192
Income tax expense (benefit)	207	157	—	—	—	—	—	16	—	—	—	—	(71)	—	97	—	406	68	474
Non-hotel EBITDA ownership expense	177	75	26	405	32	28	(18)	64	452	(604)	784	23	(2,163)	344	11	7	(357)	357	—
Hotel EBITDA including amounts attributable to noncontrolling interest	15,147	9,155	5,386	3,254	10,025	2,851	10,530	7,924	5,394	17,785	3,737	11,675	17,034	(1,012)	13,129	15,093	147,107	51,776	198,883
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,787)	(2,289)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(6,076)	6,076	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	214	214
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(215)	(215)
Hotel EBITDA attributable to the Company and OP unitholders	$11,360	$6,866	$5,386	$3,254	$10,025	$2,851	$10,530	$7,924	$5,394	$17,785	$3,737	$11,675	$17,034	$(1,012)	$13,129	$15,093	$141,031	$57,851	$198,882
Non-comparable adjustments	—	(9,155)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,155)
Comparable hotel EBITDA	$15,147	$—	$5,386	$3,254	$10,025	$2,851	$10,530	$7,924	$5,394	$17,785	$3,737	$11,675	$17,034	$(1,012)	$13,129	$15,093	$137,952
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$15,147	$9,155	$5,386	$3,254	$10,025	$2,851	$10,530	$7,924	$5,394	$17,785	$—	$11,675	$—	$(1,012)	$13,129	$15,093	$126,336
Non-comparable adjustments	—	(9,155)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,155)
Comparable hotel EBITDA	$15,147	$—	$5,386	$3,254	$10,025	$2,851	$10,530	$7,924	$5,394	$17,785	$—	$11,675	$—	$(1,012)	$13,129	$15,093	$117,181
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$9,155	$—	$3,254	$10,025	$2,851	$10,530	$—	$—	$17,785	$3,737	$—	$17,034	$—	$13,129	$15,093	$102,593
Non-comparable adjustments	—	(9,155)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,155)
Comparable hotel EBITDA	$—	$—	$—	$3,254	$10,025	$2,851	$10,530	$—	$—	$17,785	$3,737	$—	$17,034	$—	$13,129	$15,093	$93,438
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$15,147	$—	$5,386	$—	$—	$—	$—	$7,924	$5,394	$—	$—	$11,675	$—	$(1,012)	$—	$—	$44,514
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$15,147	$—	$5,386	$—	$—	$—	$—	$7,924	$5,394	$—	$—	$11,675	$—	$(1,012)	$—	$—	$44,514
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,042	$9,922	$3,114	$923	$5,551	$250	$2,201	$406	$242	$8,063	$(56)	$6,142	$8,731	$(2,360)	$9,560	$(1,047)	$56,684	$(65,829)	$(9,145)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(292)	—	495	203	(203)	—
Interest income	(197)	(251)	(9)	—	—	—	—	(25)	(89)	(152)	71	(46)	(31)	—	—	(81)	(810)	810	—
Interest expense	—	—	—	1,756	4,093	2,263	4,163	—	—	4,931	2,863	60	2,874	1,985	281	6,779	32,048	35,403	67,451
Amortization of loan cost	—	—	—	—	240	20	603	—	—	95	118	—	63	131	—	490	1,760	568	2,328
Depreciation and amortization	7,108	3,123	3,502	1,748	1,729	1,220	3,366	6,028	7,393	4,231	3,583	4,697	6,398	1,592	4,930	7,143	67,791	—	67,791
Income tax expense (benefit)	116	128	—	—	—	—	—	14	—	—	—	—	297	—	305	—	860	204	1,064
Non-hotel EBITDA ownership expense	584	63	55	430	35	91	109	206	33	81	732	64	52	205	66	(19)	2,787	(2,787)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	12,653	12,985	6,662	4,857	11,648	3,844	10,442	6,629	7,579	17,249	7,311	10,917	18,384	1,261	15,142	13,760	161,323	(31,834)	129,489
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,164)	(3,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(6,410)	6,410	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	208	208
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(220)	(220)
Hotel EBITDA attributable to the Company and OP unitholders	$9,489	$9,739	$6,662	$4,857	$11,648	$3,844	$10,442	$6,629	$7,579	$17,249	$7,311	$10,917	$18,384	$1,261	$15,142	$13,760	$154,913	$(25,436)	$129,477
Non-comparable adjustments	—	(12,985)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,985)
Comparable hotel EBITDA	$12,653	$—	$6,662	$4,857	$11,648	$3,844	$10,442	$6,629	$7,579	$17,249	$7,311	$10,917	$18,384	$1,261	$15,142	$13,760	$148,338
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$12,653	$12,985	$6,662	$4,857	$11,648	$3,844	$10,442	$6,629	$7,579	$17,249	$—	$10,917	$—	$1,261	$15,142	$13,760	$135,628
Non-comparable adjustments	—	(12,985)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,985)
Comparable hotel EBITDA	$12,653	$—	$6,662	$4,857	$11,648	$3,844	$10,442	$6,629	$7,579	$17,249	$—	$10,917	$—	$1,261	$15,142	$13,760	$122,643
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$12,985	$—	$4,857	$11,648	$3,844	$10,442	$—	$—	$17,249	$7,311	$—	$18,384	$—	$15,142	$13,760	$115,622
Non-comparable adjustments	—	(12,985)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,985)
Comparable hotel EBITDA	$—	$—	$—	$4,857	$11,648	$3,844	$10,442	$—	$—	$17,249	$7,311	$—	$18,384	$—	$15,142	$13,760	$102,637
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$12,653	$—	$6,662	$—	$—	$—	$—	$6,629	$7,579	$—	$—	$10,917	$—	$1,261	$—	$—	$45,701
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$12,653	$—	$6,662	$—	$—	$—	$—	$6,629	$7,579	$—	$—	$10,917	$—	$1,261	$—	$—	$45,701
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas